PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
LETTER TO SHAREHOLDERS
Dear Shareholder:
    In early August, Michael L. Schonberg became the portfolio manager of Premier Capital Growth Fund, Inc. I selected Mr. Schonberg to become a Dreyfus portfolio manager, based on his broad and successful experience in a number of key positions in the securities industry. Before coming to Dreyfus, Mr. Schonberg was responsible for managing growth-oriented portfolios at the DuPont Pension Fund and UBS Asset Management New York (a $30 billion money management firm), where he served as Chief Investment Officer and Vice Chairman of its Investment Policy Committee. He has also held posts as portfolio manager for Cambridge Capital Corporation and Alliance Capital Management Corporation. Most recently, he was associated with Omega Advisors as a general partner. He is a graduate of the Massachusetts Institute of Technology.
    Mr. Schonberg's annual report on the activities of Premier Capital Growth Fund follows.
                              Sincerely,
                          [Stephen Canter signature logo]
                              Stephen Canter
                              Chief Investment Officer
                              The Dreyfus Corporation
October 11, 1995
New York, N.Y.

PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The following is our report to you on Premier Capital Growth Fund, Inc., formerly Dreyfus Capital Growth Fund (A Premier Fund), for the fiscal year ended September 30, 1995. The name was changed to more closely identify the Fund with Dreyfus' Premier family of funds, which are available for purchase through banks and brokers as well as directly from Dreyfus. We appreciate your investment in the Fund and your confidence in Dreyfus.
ECONOMIC ENVIRONMENT
    For most of the past 12 months, the U.S. economy expanded, in spite of a restrictive monetary policy pursued by the Federal Reserve Board until early last summer. In July of this year the Fed switched gears and lowered its short-term interest rates by a minimal amount. This action was taken because the American economy had started to slow down and the central bank wanted to make sure that the slowdown would not turn into a full-fledged recession.
    The most recent economic statistics do indeed indicate that the Fed has successfully reduced the rate of economic expansion, which in turn has warded off threats of a recurrence of price or wage inflation.
    Thanks to low interest rates, the construction industry continues to look vigorous. However, retail sales and industrial production have cooled off. Gross Domestic Product continues to grow, but at a reduced rate. Unemployment remains steady at somewhat below six percent. However, job growth according to the latest statistics has diminished its pace.
    Economists now are wondering whether this pause in economic growth is a prelude to something more serious, or is simply a pause before faster growth is resumed.
    On the global scene, economic growth is slowing due to the long-lagged effects of the dynamic interest rate rise in 1994. Our analysis is that, while short bursts of faster growth may temporarily occur, current monetary and fiscal trends portend more below-average growth in 1996, with 1997 likely to see a more sustained economic and earnings growth phase if the liquidity background improves further. European economic activity is slowing, and Japan remains in need of a major stimulus program to accelerate growth in 1996. MARKET ENVIRONMENT
    As we see it, the financial markets have a continued positive background since increased monetary liquidity and lower interest rates should occur in the current slow-growth, low-inflation environment. The corollary of this for equity investments is that the risk of some 1996 earnings disappointments has increased. Therefore, industry exposure and company focus must be very carefully chosen.
    A case in point is the sell-off in late September and early October of high technology stocks, after they had reached unprecedented high prices and record price/earnings ratios. To be sure, this has uncovered a number of situations where these stocks are now much more attractively priced. However, the lesson has been underscored that earnings and prospects for future earnings are decisive in stock price fluctuations.

PORTFOLIO OVERVIEW
    My approach to growth investing can be summarized as follows:
    1. Stock selection is based primarily on forecast of future (12 to 18 months) relative earnings growth, by company, as relative stock performance is strongly correlated to relative earnings performance. Top-down sector earnings forecasts supplement company-specific fundamentals in final portfolio construction.
    2. This selection approach leads to a growth-style portfolio core of above-average, long-term growth companies supplemented when appropriate by large cyclical positions, if justified by a strong cyclical earnings recovery. Large and medium capitalization stocks will dominate the portfolio, with selected small cap stocks included when sufficient trading liquidity exists. Selling stocks short is a tactic that may be used in a bearish stock market environment or in anticipation of a fundamental problem leading to a serious company-specific earnings problem.
    3. Foreign stocks can be used as an extension of a strong domestic concept, as an opportunity to take advantage of a cyclical regional earnings recovery, and as an alternative to U.S. stocks when U.S. shares are relatively unattractive.
    4. Index futures and options offer the opportunity to hedge market risk in a bearish cyclical market phase and for some hedging in major corrections in a bull market. On occasion, when we consider market conditions to be favorable, the Fund will also employ leverage techniques to enhance the potential for profits from an investment position.
REFOCUSING THE PORTFOLIO
    Basically, we began changing the Fund's portfolio in mid-August, though the previous portfolio manager had made some sales before that date in anticipation of the new emphasis we had planned.
    When we assumed management, the portfolio was in a very conservative stance - 42% of the portfolio was in stocks, and 58% in cash, in defense against a possible stock market decline.
    The large cash holdings were a drag on performance in a rising market, but greatly simplified our task of redesigning the portfolio. By the end of September, the Fund's portfolio had been substantially changed to reflect the new investment style.
    When the Fund's latest fiscal year ended September 30, 1995, its assets were almost fully invested in equities. About 22% was in Technology stocks, 15% in Health Care issues, 14% in Financial stocks, 10% in the Energy industry, and the remainder in a variety of industry groups (see Statement of Investments on the following page).
    The Fund's largest position still is Philip Morris Cos. which we have retained from the previous holdings. Other major investments reflect our approach. These include TEVA Pharmaceutical Industries, A.D.R. (an Israeli-based company), Ford Motor, Xerox, cisco Systems, First Interstate Bancorp and Triton Energy.
    In the present market atmosphere we are concentrating on the following principal themes:
    Continued earnings growth in 1996. This includes computer networking (cisco Systems, Informix); office equipment (Xerox); semi-conductors (Micron Technology, Applied Materials); insurance (CNA Financial, Ace Limited, USF&G, 20th Century Industries); industrial growth (Grace (W.R.), Crown Cork &
Seal).
    New products and production growth. Examples: Biotechnology (Biogen); steel (AK Steel Holding); computer hardware (Storage Technology).
    We intend to avoid most industrial and commodity cyclical areas where stock prices and earnings expectations are vulnerable to reduced future expectations because of overly optimistic 1996 earnings forecasts.
    International areas of interest include selected European growth opportunities, Japan as an eventually recovering major economy, and Hong Kong with a strong earnings outlook and depressed marketing valuation due to the "China factor" and excessive fear of rising interest rates. Generally speaking, however, investment opportunities being equal, we prefer U.S. stocks, due to accessibility of financial information.
FISCAL YEAR RESULTS
    Obviously, the past 12 months' performance does not as yet fully reflect the changes we made in the portfolio in August and September. With more than half of its assets in cash until early August, the effect of rising stock prices could not benefit the entire portfolio. For the 12 months ended September 30, 1995, Premier Capital Growth Fund had a total return of 11.21%, based on net asset value per share.* This compares with 28.01% for the Dow Jones Industrial Average and 29.71% for the Standard & Poor's 500 Index.**
    In managing the Fund, we intend to meet frequently with the management of companies where we already have an investment or are considering one. We are greatly assisted in gathering information about growth company candidates by a strong Dreyfus staff of research analysts and economists.
    With their help, we look forward to serving your investment needs.
                              Sincerely,


                              Michael L. Schonberg
                              Portfolio Manager
October 11, 1995
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid. **Source: Lipper Analytical Services, Inc. Unlike the Fund, the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average are unmanaged indices of stock market performance.


PREMIER CAPITAL GROWTH FUND, INC.                         SEPTEMBER 30, 1995
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PREMIER CAPITAL GROWTH FUND, INC. AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX
[Exhibit A
Dollars
$167,963
Standard & Poor's 500
Composite Stock
Price Index*
$161,247
Premier Capital
Growth Fund
6/23/69
(years shown above are as of September 30th)
*Source: Lipper Analytical Services, Inc. ]

AVERAGE ANNUAL TOTAL RETURNS

                                                          % RETURN REFLECTING
                                   % RETURN WITHOUT         MAXIMUM INITIAL
PERIOD ENDED 9/30/95                SALES CHARGE          SALES CHARGE (3.0%)
-----------------------          ------------------      -------------------
1 Year                                 11.21%                    7.90%
5 Years                                12.59                    11.91
10 Years                               11.72                    11.38
From Inception (6/23/69)               11.29                    11.16
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Premier Capital Growth Fund, Inc. on 6/23/69 (Inception Date) to a $10,000 investment made in the Standard and Poor's 500 Composite Stock Price Index on that date. For comparative purposes the value of the Index on 6/30/69 is used as the beginning value on 6/23/69. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard and Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Condensed Financial Information section of the Prospectus and elsewhere in this report.

PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
STATEMENT OF INVESTMENTS                                                                            SEPTEMBER 30, 1995
COMMON STOCKS-99.7%                                                                          SHARES               VALUE
                                                                                        --------------       --------------
 CONSUMER DURABLES-4.1%...........   Ford Motor............................                   750,000         $  23,343,750
                                                                                                                 ------------
 CONSUMER                            Philip Morris Cos.....................                   320,000            26,720,000
NON-DURABLES-6.3%.................   ThermoLase............................                   450,000 (a)         9,168,750
                                                                                                                 ------------
                                                                                                                 35,888,750
                                                                                                                 ------------
CONSUMER SERVICES-2.0%............   TCA Cable TV...........................                  400,000            11,500,000
                                                                                                                 ------------
ENERGY-9.8%.......................   Anadarko Petroleum.....................                  300,000            14,212,500
                                     Baker Hughes...........................                  400,000             8,150,000
                                     Burlington Resources...................                  300,000            11,625,000
                                     Global Marine..........................                  579,500 (a)         4,128,938
                                     Triton Energy..........................                  375,000            18,140,625
                                                                                                                 ------------
                                                                                                                 56,257,063
                                                                                                                 ------------
FINANCE-13.5%.....................   ACE Limited............................                  370,000            12,718,750
                                     CNA Financial..........................                  127,000 (a)        13,462,000
                                     First Interstate Bancorp...............                  170,000 (b)        17,127,500
                                     MGIC Investment........................                  100,000             5,725,000
                                     Reliance Group Holdings................                  550,000             4,193,750
                                     St. Paul Cos...........................                  150,000             8,756,250
                                     20th Century Industries................                  350,000 (a)         5,381,250
                                     USF&G..................................                  500,000             9,687,500
                                                                                                                 ------------
                                                                                                                 77,052,000
                                                                                                                 ------------
HEALTH CARE-14.3%.................   Biogen.................................                  250,000 (a)        15,000,000
                                     Forest Labs............................                  260,000 (a)        11,570,000
                                     Guidant................................                  175,986             5,147,590
                                     IVAX...................................                  400,000            12,050,000
                                     Lilly (Eli)............................                   99,574             8,949,213
                                     Northstar Health Services..............                  200,000 (a)         1,475,000
                                     ONCOR..................................                  532,500 (a)         3,960,469
                                     Teva Pharmaceutical Industries, A.D.R..                  650,000            23,481,250
                                                                                                                 ------------
                                                                                                                 81,633,522
                                                                                                                 ------------
NON-ENERGY MINERALS-3.7%..........   AK Steel Holding.......................                  400,000 (a)        11,800,000
                                     Inland Steel Industries................                  400,000             9,100,000
                                                                                                                 ------------
                                                                                                                 20,900,000
                                                                                                                 ------------
PROCESS INDUSTRIES-6.5%...........   Crown Cork & Seal......................                  325,000 (a)        12,593,750
                                     Grace (W.R.)...........................                  150,000            10,012,500
                                     Raychem................................                  325,000            14,625,000
                                                                                                                 ------------
                                                                                                                 37,231,250
                                                                                                                 ------------
 PRODUCER                            Advanced Photonix, Cl. A...............                  425,000 (a)         1,062,500
MANUFACTURING-5.6%................   American Standard......................                  375,000            11,062,500
                                     Xerox..................................                  150,000            20,156,250
                                                                                                                 ------------
                                                                                                                 32,281,250
                                                                                                                 ------------


PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)                                                                        SEPTEMBER 30, 1995
COMMON STOCKS (CONTINUED)                                                                     SHARES              VALUE
                                                                                        --------------        --------------
RETAIL TRADE-2.3%                  Federated Department Stores..............                  325,000 (a)      $  9,221,875
                                   Sears, Roebuck...........................                  100,000             3,687,500
                                                                                                                 ------------
                                                                                                                 12,909,375
                                                                                                                 ------------
TECHNOLOGY-21.8%............       Applied Materials........................                   60,000 (a)         6,135,000
                                   Cisco Systems............................                  300,000 (a)        20,700,000
                                   Compaq Computer..........................                   75,000 (a)         3,628,125
                                   Computer Associates International........                  170,000             7,182,500
                                   Cree Research............................                  485,000 (a)        12,003,750
                                   Digital Equipment........................                  300,000 (a)        13,687,500
                                   Informix.................................                  325,000 (a)        10,562,500
                                   LSI Logic................................                  250,000 (a)        14,437,500
                                   MEMC Electronic Materials................                  200,000             5,425,000
                                   Micron Technology........................                  250,000            19,875,000
                                   Storage Technology.......................                  450,000 (a)        11,025,000
                                                                                                               ------------
                                                                                                                124,661,875
                                                                                                               ------------
TRANSPORTATION-2.9%.........        Alaska Air Group........................                  400,000 (a)         6,250,000
                                    Kansas City So. Ind.....................                  225,000            10,237,500
                                                                                                               ------------
                                                                                                                 16,487,500
                                                                                                               ------------
UTILITIES-2.9%..............        AMNEX...................................                  635,000 (a)         3,214,687
                                    AT&T....................................                  210,000            13,807,500
                                                                                                               ------------
                                                                                                                 17,022,187
                                                                                                               ------------
FOREIGN-4.0%.................
                                    Abitibi-Price...........................                  305,000             5,299,375
                                    News Corp, A.D.R........................                  307,000             6,754,000
                                    Roche Holding A.G.......................                      750             5,289,541
                                    Trafalgar House PLC.....................               12,800,000             5,693,400
                                                                                                               ------------
                                                                                                                 23,036,316
                                                                                                               ------------

                                     TOTAL COMMON STOCKS
                                       (cost $536,141,292)..................                                   $570,204,838
                                                                                                              ==============
                                                                                            PRINCIPAL
SHORT-TERM INVESTMENTS-.4%                                                                   AMOUNT
                                                                                        --------------
U.S. TREASURY BILLS:.........        5.90%,10/5/1995                                       $  830,000          $    829,411
                                     5.72%,10/19/1995.......................                  112,000               111,690
                                     5.75%,10/26/1995.......................                   10,000                 9,963
                                     5.84%,11/2/1995........................                   21,000                20,899
                                     6.15%,11/16/1995.......................                1,372,000             1,362,492
                                                                                                                 ----------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,334,787)....................                                    $ 2,334,455
                                                                                                               =============


PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                                           SEPTEMBER 30, 1995

TOTAL INVESTMENTS (cost $538,476,079)  ....................................                  100.1%            $572,539,293
                                                                                            ========           ============

LIABILITIES, LESS CASH AND RECEIVABLES.....................................                    (.1%)           $   (461,824)
                                                                                            ========           ============
NET ASSETS.................................................................                  100.0%            $572,077,469
                                                                                            ========           ============

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Non-income producing.
    (b) Security subject to call option written.




STATEMENT OF COVERED CALL OPTIONS WRITTEN                                                   SEPTEMBER 30, 1995
SHARES
SUBJECT                                                                                     CALL
TO CALL                             SECURITY                   EXPIRATION                   PRICE                VALUE
-------                            ---------                   ----------                   ------            ---------
85,000                    First Interstate Bancorp             October 95                   100               $255,000
85,000                    First Interstate Bancorp             October 95                   105                 95,625
                                                                                                              ----------
                                                                                                              $350,625
                                                                                                              =========

NOTE TO STATEMENT OF COVERED CALL OPTIONS WRITTEN;
(a) The above options were written against portfolio securities of the Fund. As of September 30,1995, these securities had an aggregate market value of $17,127,500.



See notes to financial statements.


PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
STATEMENT OF ASSETS AND LIABILITIES                                                                            SEPTEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $538,476,079)-see statement.....................................                                    $572,539,293
    Cash....................................................................                                         685,519
    Receivable for investment securities sold...............................                                       9,193,443
    Dividends and interest receivable.......................................                                       1,140,886
    Prepaid expenses........................................................                                          46,502
                                                                                                                  -----------
                                                                                                                 583,605,643
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                     $    363,360
    Payable for investment securities purchased.............................                        9,152,147
    Payable for Common Stock redeemed.......................................                          919,799
    Outstanding call options written, at value
      (premiums received $462,384)-see statement............................                          350,625
    Net unrealized depreciation on forward currency exchange
      contracts-Note 4(a)...................................................                          287,765
    Accrued expenses........................................................                          454,478     11,528,174
                                                                                                   -----------    -----------
NET ASSETS  ................................................................                                    $572,077,469
                                                                                                                 ============
REPRESENTED BY:
    Paid-in capital.........................................................                                    $490,413,061
    Accumulated undistributed investment income-net.........................                                       1,801,170
    Accumulated undistributed net realized gain on investments..............                                      45,976,205
    Accumulated net unrealized appreciation on investments, call
      options written and foreign currency transactions.....................                                      33,887,033
                                                                                                                 -----------
NET ASSETS at value applicable to 35,078,761 outstanding shares of
    Common Stock, equivalent to $16.31 per share (100 million shares
    of $1 par value authorized).............................................                                    $572,077,469
                                                                                                                ============

See notes to financial statements.


PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
STATEMENT OF OPERATIONS                                                                           YEAR ENDED SEPTEMBER 30, 1995
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................           $ 12,006,227
      Cash dividends (net of $53,732 foreign taxes withheld at source)......              8,921,322
                                                                                        -----------
          TOTAL INCOME......................................................                                    $20,927,549
    EXPENSES:
      Management fee-Note 3(a)..............................................              4,287,150
      Shareholder servicing costs-Note 3(b).................................              1,300,803
      Interest-Note 2.......................................................                288,421
      Loan commitment fees-Note 2...........................................                162,353
      Custodian fees........................................................                139,588
      Directors' fees and expenses-Note 3(c)................................                 70,306
      Professional fees.....................................................                 55,092
      Prospectus and shareholders' reports..................................                 37,666
      Dividends on securities sold short....................................                  3,000
      Miscellaneous.........................................................                  3,832
                                                                                          ----------
          TOTAL EXPENSES....................................................                                      6,348,211
                                                                                                                -----------
          INVESTMENT INCOME-NET.............................................                                     14,579,338
                                                                                                                -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
      Long transactions (including options transactions)....................           $ 58,593,573
      Short sale transactions...............................................               (452,115)
    Net realized gain on foreign currency transactions......................                116,125
    Net realized (loss) on forward currency exchange contracts-Note 4(a);
      Short transactions....................................................             (4,525,904)
    Net realized (loss) on financial futures-Note 4(a):
      Long transactions.....................................................              1,115,194
      Short transactions....................................................            (15,432,180)
                                                                                        ------------
      NET REALIZED GAIN.....................................................                                     39,414,693
    Net unrealized appreciation:
      Investments and forward currency exchange contracts [including
      ($85,750) net unrealized (depreciation) on financial futures].........              6,873,986
      Translation of assets and liabilities in foreign currencies...........                 (175)
                                                                                         ----------
      NET UNREALIZED APPRECIATION...........................................                                      6,873,811
                                                                                                                -----------
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                     46,288,504
                                                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $60,867,842
                                                                                                               ===========
See notes to financial statements.

PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            YEAR ENDED SEPTEMBER 30,
                                                                                       -----------------------------------
                                                                                             1994                1995
                                                                                       ---------------      ---------------
OPERATIONS:
    Investment income-net...................................................         $   12,639,315            $ 14,579,338
    Net realized gain on investments........................................             20,591,445              39,414,693
    Net unrealized appreciation (depreciation) on investments for the year..            (41,885,909)              6,873,811
                                                                                       ---------------        ---------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......             (8,655,149)             60,867,842
                                                                                       ---------------        ---------------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................            (26,079,930)            (16,111,729)
    Net realized gain on investments........................................            (72,371,864)             (8,422,040)
                                                                                       ---------------        ---------------
      TOTAL DIVIDENDS.......................................................            (98,451,794)            (24,533,769)
                                                                                       ---------------        ---------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................            250,776,376              82,126,165
    Dividends reinvested....................................................             88,813,669              21,932,842
    Cost of shares redeemed.................................................           (258,491,934)           (138,675,507)
                                                                                       ---------------        ---------------
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.....             81,098,111             (34,616,500)
                                                                                       ---------------        ---------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................            (26,008,832)              1,717,573
NET ASSETS:
    Beginning of year.......................................................            596,368,728             570,359,896
                                                                                       ---------------        ---------------
    End of year [including undistributed investment income-net:
      $3,333,561 in 1994 and $1,801,170 in 1995]............................          $ 570,359,896           $ 572,077,469
                                                                                       =============          ==============
                                                                                           SHARES                 SHARES
                                                                                       ---------------        ---------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................             14,069,123               5,218,666
    Shares issued for dividends reinvested..................................              5,561,247               1,526,294
    Shares redeemed.........................................................            (14,647,204)             (8,826,816)
                                                                                       ---------------         -------------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................              4,983,166              (2,081,856)
                                                                                       =============          ==============

See notes to financial statements.


PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                                          YEAR ENDED SEPTEMBER 30,
                                                               ------------------------------------------------------------
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                               -------     -------      -------     -------     -------
    Net asset value, beginning of year...........             $14.31        $17.72       $18.11     $18.53       $15.35
                                                              -------       -------      -------    -------      -------
    INVESTMENT OPERATIONS:
    Investment income-net........................                .37           .32          .21        .40          .40
    Net realized and unrealized gain (loss) on investments      3.80          1.83         1.82       (.56)        1.23
                                                              -------       -------      -------    -------      -------
      TOTAL FROM INVESTMENT OPERATIONS...........               4.17          2.15         2.03       (.16)        1.63
                                                              -------       -------      -------    -------      -------
    DISTRIBUTIONS:
    Dividends from investment income-net.........               (.76)         (.39)        (.24)      (.80)        (.44)
    Dividends from net realized gain on investments              --          (1.37)       (1.37)     (2.22)        (.23)
                                                              -------       -------      -------    -------      -------
      TOTAL DISTRIBUTIONS........................               (.76)        (1.76)       (1.61)     (3.02)        (.67)
                                                              -------       -------      -------    -------      -------
    Net asset value, end of year.................             $17.72        $18.11       $18.53     $15.35       $16.31
                                                              =======       =======      =======    =======      =======
TOTAL INVESTMENT RETURN*.........................              30.27%        13.28%       12.04%     (1.50%)      11.21%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets            .97%          .97%        1.02%      1.03%        1.03%
    Ratio of interest expense, loan commitment fees and
      dividends on securities sold short to average
      net assets.................................                .17%          .10%         .04%       .09%         .08%
    Ratio of net investment income to average net assets        2.13%         1.74%        1.24%      2.10%        2.55%
    Portfolio Turnover Rate......................              81.02%       141.67%      102.23%    158.05%      298.60%
    Net Assets, end of year (000's Omitted)......            $494,342      $520,895      $596,369    $570,360    $572,077
    *Exclusive of sales charge.

See notes to financial statements.

PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    On April 5, 1995, the Fund's directors approved a change of the Fund's name, effective June 16, 1995, from "Dreyfus Leverage Fund, Inc.," which was operating under the name "Dreyfus Capital Growth Fund, Inc.", to "Premier Capital Growth Fund, Inc."
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the offsetting rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discounts on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINES OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to $76 million under a short-term unsecured line of credit. In connection therewith, the Fund has agreed to pay commitment fees at an annual rate of
 .375 of 1% on the unused portion of the first $46 million of the line of credit. No commitment fee is charged on the additional $30 million. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect. There were no outstanding borrowings as of September 30, 1995.
    The average daily amount of short-term debt outstanding during the year ended September 30, 1995 was approximately $4,274,000, with a related weighted average annualized interest rate of 6.75% (based upon actual interest expense, not including commitment fees, for the year). The maximum amount of such debt outstanding at any time during the year ended September
30, 1995, was $76 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends on securities sold short), brokerage commissions and extraordinary expenses, exceed 1 1/2% of the average value of the Fund's net assets for any full fiscal year. No expense reimbursement was required for the year ended September 30, 1995.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $58,571 during the year ended September 30, 1995 from commissions earned on sales of Fund shares.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended September 30, 1995, the Fund was charged an aggregate of $647,159 pursuant to the Shareholder Services Plan.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, forward currency exchange contracts and options transactions, during the year ended September 30, 1995 is summarized as follows:
                                                 PURCHASES        SALES
                                        -------------------    ----------------
    Long transactions.............          $1,303,960,488     $1,271,973,806
    Short sale transactions.......               6,508,333          6,056,218
                                        -------------------    ----------------
      TOTAL.......................          $1,310,468,821     $1,278,030,024
                                        ==================     ===============

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. There were no securities sold short outstanding as of September 30, 1995.
    In addition, the following summarizes open forward currency exchange contracts at September 30, 1995:

                                                                                      U.S. DOLLAR
                                                                                        VALUE AT             UNREALIZED
FORWARD CURRENCY SALE CONTRACTS                                     PROCEEDS            9/30/95             (DEPRECIATION)
--------------------------------                                   ---------          -----------          ----------------
Swiss Francs, expiring 11/29/95................                   $  4,718,712        $  4,927,233          $   (208,521)
British Pounds, expiring 12/20/95..............                     10,801,300          10,880,544               (79,244)
                                                                                                             --------------
                                                                                                             $  (287,765)
                                                                                                             ==============

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.

PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    In addition, the following summarizes the Fund's covered call options written transactions for the year ended September 30,
1995:
                                                         NUMBER OF      PREMIUMS
                                                         CONTRACTS      RECEIVED
                                                         ---------     ---------
OPTIONS WRITTEN:
Contracts outstanding September 30, 1994.........              -             -
Contracts written................................            1,700      $462,384
                                                         ---------     ---------
Contracts outstanding September 30, 1995.........            1,700      $462,384
                                                         =========     =========
    The Fund may write or (sell) options in order to gain exposure to or protect against changes in the market. As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are made or received to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.
At September 30, 1995, there were no financial futures contracts outstanding.
    (B) At September 30, 1995, accumulated net unrealized appreciation on investments was $33,887,208, consisting of $61,623,792 gross unrealized appreciation and $27,736,584 gross unrealized depreciation, excluding foreign currency translations.
    At September 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


PREMIER CAPITAL GROWTH FUND, INC.
[FORMERLY DREYFUS CAPITAL GROWTH FUND (A PREMIER FUND)]-SEE NOTE 1
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
PREMIER CAPITAL GROWTH FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Premier Capital Growth Fund, Inc., including the statements of investments and covered call options written as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier Capital Growth Fund, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                                  [Ernst and Young LLP signature logo]


New York, New York
November 7, 1995



IMPORTANT TAX INFORMATION (UNAUDITED)
For Federal tax purposes the Fund hereby designates $.22 per share as a long-term capital gain distribution of the $.67 per share paid on December 12, 1994.

[Dreyfus lion "d" logo]
PREMIER CAPITAL GROWTH FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
The Shareholder Services Group, Inc.
P.O. Box 9671
Providence, RI 02940



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                            009AR959
[Dreyfus logo]
Annual Report
Premier Capital
Growth Fund, Inc.
September 30, 1995